UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2017

GREENESTONE HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5734 Yonge Street, Suite 300 Toronto, Ontario, Canada M2M 4E7
(Address of principal executive offices)

(416) 222-5501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On February 14, 2017, GreeneStone Healthcare Corporation, a Colorado corporation (“GreeneStone” or the “Company”), completed a series of transactions (referred to collectively as the “Restructuring Transactions”) described in the Company’s February 14, 2017 Form 8-K. The Restructuring Transactions resulted in, among other transactions, the issuance of 60,000,000 shares of the Company’s common stock (the “Stock Issuance”) to Leon Developments Ltd. (“Leon Developments”) in partial consideration for the sale by Leon Developments of all of the stock of Cranberry Cove Holdings Ltd. (“CCH”), which in turn owns the Canadian Rehab Clinic real estate. On or about February 23, 2017, following the Stock Issuance, Shawn Leon (President, CEO and CFO of GreeneStone) together with Leon Developments, which is wholly owned and controlled by Shawn Leon, filed a Schedule 13D disclosing that Shawn Leon owns and controls directly 2,260,350 shares of the Company’s common stock, and owns and controls indirectly the 60,000,000 shares held by Leon Developments and 2,687,300 shares held by Greenestone Clinic Inc., which is also wholly owned by Shawn Leon. The Share Issuance resulted in Shawn Leon owning and controlling, directly and indirectly, 59.1% of the outstanding shares of common stock of the Company.

Item 5.03 Amendment to Articles of Incorporation and By-Laws.

The Restructuring Transactions also resulted in, among other transactions described in the Company’s February 14, 2017 Form 8-K, the sale of the assets of its Canadian Rehab Clinic pursuant to an Asset Purchase Agreement (the “APA”). Under the APA, GreeneStone agreed to the post-closing requirement that it cease using the name “GreeneStone” within sixty (60) days of the closing of the transaction.

In order to comply with the post-closing requirement, the Board of Directors of the Company (the “Board”) amended the Company’s Bylaws to permit the Board to amend the Company’s Articles of Incorporation without the consent of the shareholders, except where prohibited by Colorado law. The First Amendment to the Amended and Restated Bylaws is attached hereto as Exhibit 1. The Board further unanimously consented to change the name of the Company to “Ethema Health Corporation.” Attached hereto as Exhibit 2 is the Consent in Lieu of a Special Meeting of the Board of Directors (“Consent Resolution”) dated April 4, 2017, whereby the Board approved the bylaws amendment and the name change. In accordance with the Consent Resolution, Shawn Leon, as CEO of the Company, filed, or caused to be filed, the Articles of Amendment to the Articles of Incorporation, attached here as Exhibit 3 (“Articles of Amendment”), with the Colorado Secretary of State. Pursuant to the filed Articles of Amendment, the Company’s new name is Ethema Health Corporation effective as of April 4, 2017.

Item 9.01 Exhibits

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

1	First Amendment to the Amended and Restated Bylaws

2	Consent in Lieu of a Special Meeting of the Board of Directors of GreeneStone Healthcare Corporation.
3	Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2017

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO

EXHIBITS

Exhibit No.	Exhibit Description

1	First Amendment to the Amended and Restated Bylaws

2	Consent in Lieu of a Special Meeting of the Board of Directors of GreeneStone Healthcare Corporation.

3	Articles of Amendment to the Articles of Incorporation